UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2004

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 7, 2004, we announced in a press release that the Essex Apartment Value Fund ("Fund I") has entered into a purchase and sale agreement with United Dominion Realty, L.P., an operating partnership of United Dominion Realty Trust, Inc. (NYSE:UDR). The full text of the press release issued in connection with this announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibits listed below are being filed with this Form 8-K.
Exhibit Number	Description
99.1	Press Release issued by Essex Property Trust, Inc. dated September 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX PROPERTY TRUST, INC.

By: /s/ Michael J. Schall
Michael J. Schall
Chief Financial Officer

Date: September 7, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1 * PDF	Press Release issued by Essex Property Trust, Inc. dated September 7, 2004.

*    Also provided in PDF format as a courtesy.